EXHIBIT 99.2

Certification of Chief Executive Officer Regarding Periodic Report Containing
Financial Statements Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, James F. McDonald, the Chief Executive Officer of Scientific-Atlanta, Inc. (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Annual Report on Form 10-K for the period ended June 28, 2002 (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES F. MCDONALD

Name: James F. McDonald Date: September 24, 2002